As filed with the Securities and Exchange Commission on November 4, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
(on behalf of Neuberger Berman Commodity Strategy Fund)
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800
Date of fiscal year end: August 31
Date of reporting period: August 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a) Following is a copy of the annual report for Neuberger Berman Commodity Strategy Fund (the “Fund”) transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds
Institutional Class Shares
Class A Shares
Class C Shares

Commodity Strategy Fund

Annual Report
August 31, 2022

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this annual shareholder report for Neuberger Berman Commodity Strategy Fund for the period from November 1, 2021 through August 31, 2022 (the reporting period). In June 2022, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from October 31st to August 31st.
The commodity asset class was one of the few bright spots amid overall equity market weakness. A number of factors negatively impacted investor sentiment, including the pandemic’s impacts on supply chains, high inflation, war in Ukraine, and fiscal tightening amidst a slowing global economy.
Tensions began in November, when Covid’s fast-spreading Omicron variant emerged, evading defenses. With vaccinations, improved treatments and immunity, it proved less deadly. However, it added to supply-chain disruptions, a key factor driving high inflation, especially as China imposed lockdowns under their zero-Covid policy. Beginning in February, the war in Ukraine worsened sentiment and exacerbated inflation, particularly in Europe, which relies on Ukraine for grain and Russia for energy, which is something to watch as another heating season approaches.
Central banks, whose stimulative policies powered global economies (and by extension, equity markets) through the depths of the pandemic, reversed course to combat inflation. This is a delicate balancing act that investors watch nervously, as too many rate hikes too quickly could push the global economy into recession.
At their July meeting, the U.S. Federal Reserve Board, hoping to reduce inflation to 2%, raised rates to between 2.25% and 2.5% from near zero in March, and set expectations for future rates increases. The Bank of Canada, Bank of England, and European Central Bank have also raised rates.
The International Monetary Fund forecasts global real Gross Domestic Product growth for 2022 at 3.2%, down from 6.1% in 2021. For the U.S., their estimate is 2.3%, down from last year’s 40-year high of 5.7%. Still, 2.3% is below the long-term average, and further slowing could be risky.
Although macroeconomic concerns are valid, fundamentals remain positive. Corporate earnings continued to beat estimates throughout the reporting period. Additionally, reshoring—driven by top-down policy and bottom-up supply-chain necessity—as well as a significant federal commitment to infrastructure, should support American businesses, labor and logistics. Wage growth slowed as this period ended, which could help temper demand-side inflation; and unemployment increased slightly, a positive as more Americans began seeking work. Still, we believe markets will likely remain volatile until inflation (and uncertainty) begins to fall meaningfully.
In terms of the commodity asset class, we believe it can continue to be an important component of a well-diversified portfolio. In addition to the potential for rising commodity prices given supply-demand imbalances, commodities historically have a low correlation to both equities and bonds. They may also provide a hedge in an inflationary environment.
We thank you for your confidence in Neuberger Berman.

Joseph V. Amato
President and CEO
Neuberger Berman Alternative Funds

Commodity Strategy Fund* Commentary (Unaudited)
Neuberger Berman Commodity Strategy Fund Institutional Class generated a total return of 13.67% for the 10-month period1 from November 1, 2021 through August 31, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg Commodity Index (the Index), which provided a 18.60% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The commodity market rallied strongly during the reporting period. Energy was the top performer, partially driven by supply chain issues triggered by the war in Ukraine. In particular, heating oil and natural gas prices rose significantly. The agriculture space also marched higher over the reporting period as soybeans and corn generated the strongest returns. Elsewhere, precious metals and industrial metals (including copper and silver) generated weak returns, partially due to concerns over moderating global growth.
While the Fund generated a strong absolute return, it lagged the Index on a relative basis.
The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund’s tactical positioning contributed to performance during the reporting period.
Looking at the commodity sectors in which the Fund invests, energy was the largest detractor from relative performance, driven primarily by the Fund’s underweight versus the Index in natural gas which rallied an astonishing 69% over the reporting period. Precious metals were also a headwind for relative results, due to the Fund’s overweight in gold and out-of-Index positions in palladium and platinum. Within softs (commodities that are grown, rather than mined, such as sugar and coffee), the Fund’s underweight to coffee negatively impacted relative performance, but was partially offset by positive performance from an overweight in cotton. In industrial metals, our lead and copper exposures detracted from relative performance, whereas our nickel exposure was additive. On the upside, the Fund’s agriculture exposure was the most beneficial for relative returns. This was driven by overweights in corn, Kansas wheat and soybean meal and an underweight in wheat positioning.
A severe supply and demand imbalance has raised commodity prices in recent months. In our view, there appears to be very little prospect for meaningful additional supply, as neither investors nor governments are incentivized to capitalize it. Tightening financial conditions and a slowing economy could trim some demand, but in our view, it is unlikely to have a big effect relative to the structural trends of redistribution, decarbonization and deglobalization that command today’s global economy. For those investors that can bear the volatility, we believe commodities will continue to provide a number of benefits. First, there is the potential for further rising prices as markets try to restore equilibrium. Second, they can provide much needed negative correlation to equities and bonds, and positive correlation with inflation expectations and inflation surprises. Far from missing the opportunity to build strategic allocations to the asset class, we believe we are still in the early innings of this cycle.
Sincerely,
Hakan Kaya, David Yi Wan and Michael Foster
Portfolio Managers
* Effective October 21, 2022, the Fund was converted to an exchange-traded fund. For more information, call us at 800-877-9700, or visit www.nb.com/ETF.
1 In June 2022, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from October 31st to August 31st.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	19.7%
Corporate Bonds	56.2
U.S. Treasury Obligations	1.3
Short-Term Investments	13.9
Other Assets Less Liabilities	8.9*
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PORTFOLIO BY TYPE OF COMMODITY FUTURE
(as a % of Total Notional Value) Commodity Futures:
Agriculture	21.4%
Energy	34.1
Industrial Metals	16.2
Livestock	4.4
Precious Metals	17.5
Softs	6.4
Total	100.0%

PERFORMANCE HIGHLIGHTS[3]
	Inception Date	Ten Month Period Ended 08/31/2022*	Average Annual Total Return Ended 08/31/2022
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	13.67%	21.46%	9.49%	-0.40%	-0.32%
Class A	08/27/2012	13.35%	20.95%	9.12%	-0.77%	-0.69%
Class C4	03/24/2021	12.54%	20.11%	9.15%	-0.56%	-0.48%
With Sales Charge
Class A		6.78%	13.94%	7.82%	-1.35%	-1.28%
Class C4		11.80%	19.32%	9.15%	-0.56%	-0.48%
Index
Bloomberg Commodity Index[1,2]		18.60%	27.72%	8.75%	-1.15%	-1.10%

* In June 2022, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from October 31st to August 31st.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for the Fund’s former fiscal year ended October 31, 2021 were 0.99%,1.37% and 2.97% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.74%, 1.10% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Commodity Strategy Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see “Description of Index” on page 6 for a description of the Index. Please note that individuals cannot invest directly in any index. The index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
During the period from August 2012 through January 2013, the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4
The performance information for Class C prior to the class’s inception date is that of the Institutional Class.
The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class C.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Description of Index (Unaudited)

Bloomberg Commodity Index:
The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in U.S. Treasury Bills.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2022 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
“Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(1)(2) 3/1/22 – 8/31/22	Expense Ratio	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(1)(3) 3/1/22 – 8/31/22	Expense Ratio
Commodity Strategy Fund
Institutional Class	$1,000.00	$1,013.90	$3.71	0.73%	$1,000.00	$1,021.53	$3.72	0.73%
Class A	$1,000.00	$1,010.70	$5.52	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,007.10	$9.31	1.84%	$1,000.00	$1,015.93	$9.35	1.84%

(1)	Included the expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).
(2)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(3)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend August 31, 2022 (Unaudited)
Neuberger Berman Alternative Funds
Benchmarks:
LIBOR	= London Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Consolidated Schedule of Investments Commodity Strategy Fund^
August 31, 2022

Principal Amount		Value
U.S. Treasury Obligations 1.3%
$ 3,000,000	U.S. Cash Management Bill, 1.70%, due 10/4/2022 (Cost $2,995,319)	$2,993,561(a)
Asset-Backed Securities 19.7%
1,961,000	Ally Auto Receivables Trust, Ser. 2022-1, Class A2, 2.67%, due 4/15/2025	1,946,764
1,469,657	BMW Vehicle Lease Trust, Ser. 2022-1, Class A2, 0.67%, due 5/28/2024	1,454,688
	Capital One Prime Auto Receivables Trust
884,266	Ser. 2021-1, Class A2, 0.32%, due 2/18/2025	873,076
3,601,000	Ser. 2022-1, Class A2, 2.71%, due 6/16/2025	3,558,854
590,343	CNH Equipment Trust, Ser. 2021-C, Class A2, 0.33%, due 1/15/2025	582,718
464,511	DLLMT LLC, Ser. 2021-1A, Class A2, 0.60%, due 3/20/2024	457,700(b)
622,000	DLLST LLC, Ser. 2022-1A, Class A2, 2.79%, due 1/22/2024	615,323(b)
1,895,000	Ford Credit Auto Lease Trust, Ser. 2022-A, Class A2A, 2.78%, due 10/15/2024	1,879,617
	Ford Credit Auto Owner Trust
1,563,179	Ser. 2022-A, Class A2, 0.73%, due 9/15/2024	1,545,240
2,120,000	Ser. 2022-B, Class A2A, 3.44%, due 2/15/2025	2,110,696
1,227,000	GM Financial Automobile Leasing Trust, Ser. 2022-2, Class A2, 2.93%, due 10/21/2024	1,216,778
	GM Financial Consumer Automobile Receivables Trust
1,312,942	Ser. 2021-4, Class A2, 0.28%, due 11/18/2024	1,296,409
525,051	Ser. 2022-1, Class A2, 0.76%, due 2/18/2025	518,434
877,000	Ser. 2022-2, Class A2, 2.52%, due 5/16/2025	869,773
2,138,000	Ser. 2022-3, Class A2A, 3.50%, due 9/16/2025	2,125,415
630,000	Harley-Davidson Motorcycle Trust, Ser. 2022-A, Class A2A, 2.45%, due 5/15/2025	625,036
1,775,969	Honda Auto Receivables Owner Trust, Ser. 2021-4, Class A2, 0.39%, due 5/21/2024	1,752,364
1,290,000	HPEFS Equipment Trust, Ser. 2022-1A, Class A2, 1.02%, due 5/21/2029	1,266,158(b)
	Hyundai Auto Lease Securitization Trust
667,937	Ser. 2021-B, Class A2, 0.19%, due 10/16/2023	664,545(b)
413,000	Ser. 2022-B, Class A2A, 2.75%, due 10/15/2024	408,464(b)
	Hyundai Auto Receivables Trust
898,980	Ser. 2021-C, Class A2A, 0.36%, due 10/15/2024	887,673
2,119,000	Ser. 2022-A, Class A2A, 1.81%, due 2/18/2025	2,095,500
1,296,000	Kubota Credit Owner Trust, Ser. 2022-1A, Class A2, 2.34%, due 4/15/2025	1,273,965(b)
	MMAF Equipment Finance LLC
584,162	Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	580,471(b)
1,005,000	Ser. 2022-A, Class A2, 2.77%, due 2/13/2025	989,454(b)
	Navient Student Loan Trust
140,633	Ser. 2017-4A, Class A2, (1M USD LIBOR + 0.50%), 2.94%, due 9/27/2066	140,390(b)(c)
140,578	Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 2.94%, due 1/25/2068	139,973(b)(c)
53,245	Ser. 2019-4A, Class A1, (1M USD LIBOR + 0.28%), 2.72%, due 7/25/2068	53,220(b)(c)
	Nissan Auto Lease Trust
712,719	Ser. 2021-A, Class A2, 0.30%, due 12/15/2023	706,897
1,018,000	Ser. 2022-A, Class A2A, 3.45%, due 8/15/2024	1,012,474
	Santander Retail Auto Lease Trust
574,472	Ser. 2021-A, Class A2, 0.32%, due 2/20/2024	570,392(b)
993,637	Ser. 2022-A, Class A2, 0.97%, due 3/20/2025	970,405(b)
1,050,803	Ser. 2022-B, Class A2, 2.84%, due 5/20/2025	1,040,799(b)
788,826	Tesla Auto Lease Trust, Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	777,513(b)
	Toyota Auto Receivables Owner Trust
1,432,244	Ser. 2022-A, Class A2, 0.74%, due 10/15/2024	1,414,504
800,000	Ser. 2022-B, Class A2A, 2.35%, due 1/15/2025	792,826
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
Toyota Lease Owner Trust
$ 1,316,119	Ser. 2021-B, Class A2, 0.25%, due 3/20/2024	$ 1,300,548(b)
658,000	Ser. 2022-A, Class A2, 1.73%, due 7/22/2024	646,802(b)
1,434,000	Verizon Owner Trust, Ser. 2020-B, Class A, 0.47%, due 2/20/2025	1,414,319
World Omni Auto Receivables Trust
367,434	Ser. 2021-B, Class A2, 0.20%, due 7/15/2024	365,675
1,926,134	Ser. 2022-A, Class A2, 1.15%, due 4/15/2025	1,897,840
909,000	Ser. 2022-B, Class A2A, 2.77%, due 10/15/2025	899,559
World Omni Automobile Lease Securitization Trust
223,653	Ser. 2021-A, Class A2, 0.21%, due 4/15/2024	221,680
1,548,270	Ser. 2022-A, Class A2, 2.63%, due 10/15/2024	1,534,371
Total Asset-Backed Securities (Cost $48,008,539)		47,495,302

Corporate Bonds 56.2%
Auto Manufacturers 2.7%
Toyota Motor Credit Corp.
2,875,000	(SOFR + 0.65%), 2.69%, due 12/29/2023	2,879,111(c)
1,565,000	(SOFR + 0.62%), 2.57%, due 3/22/2024	1,564,261(c)
2,000,000	Volkswagen Group of America Finance LLC, (SOFR + 0.95%), 2.67%, due 6/7/2024	1,991,334(b)(c)
6,434,706
Banks 19.5%
Bank of America Corp.
1,775,000	(3M USD LIBOR + 0.79%), 2.40%, due 3/5/2024	1,770,218(c)
3,765,000	(SOFR + 1.10%), 3.37%, due 4/25/2025	3,746,974(c)
3,048,000	Bank of New York Mellon Corp., Ser. J, (SOFR + 0.20%), 2.43%, due 10/25/2024	3,011,127(c)
Citigroup, Inc.
1,091,000	(3M USD LIBOR + 1.43%), 3.01%, due 9/1/2023	1,091,000(c)
4,138,000	(3M USD LIBOR + 1.10%), 4.04%, due 5/17/2024	4,142,710(c)
5,442,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 1.60%), 4.64%, due 11/29/2023	5,487,356(c)
6,005,000	JPMorgan Chase & Co., (SOFR + 0.58%), 2.56%, due 6/23/2025	5,894,288(c)
1,155,000	Lloyds Banking Group PLC, (3M USD LIBOR + 0.81%), 2.91%, due 11/7/2023	1,151,567(d)
Morgan Stanley
215,000	(SOFR + 0.47%), 0.56%, due 11/10/2023	213,406(d)
5,484,000	(SOFR + 0.63%), 2.89%, due 1/24/2025	5,403,577(c)
Royal Bank of Canada
270,000	(3M USD LIBOR + 0.36%), 3.10%, due 1/17/2023	269,816(c)
1,240,000	(SOFR + 0.44%), 2.66%, due 1/21/2025	1,215,043(c)
1,218,000	Toronto-Dominion Bank, (SOFR + 0.48%), 2.75%, due 1/27/2023	1,217,532(c)
Truist Bank
2,045,000	(SOFR + 0.73%), 2.51%, due 3/9/2023	2,044,848(c)
2,460,000	(SOFR + 0.20%), 2.38%, due 1/17/2024	2,438,195(c)
530,000	Truist Financial Corp., (SOFR + 0.40%), 2.18%, due 6/9/2025	519,398(c)
1,185,000	U.S. Bank N.A., (3M USD LIBOR + 0.40%), 2.09%, due 12/9/2022	1,184,839(c)
5,435,000	Wells Fargo & Co., (3M USD LIBOR + 1.23%), 4.04%, due 10/31/2023	5,440,470(c)
640,000	Westpac Banking Corp., (3M USD LIBOR + 0.39%), 2.85%, due 1/13/2023	639,705(c)
46,882,069
Cosmetics - Personal Care 0.7%
1,605,000	GSK Consumer Healthcare Capital U.S. LLC, (SOFR + 0.89%), 2.88%, due 3/24/2024	1,602,432(b)(c)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^  (cont’d)
Principal Amount		Value

Diversified Financial Services 2.6%
American Express Co.
$ 995,000	(SOFR + 0.23%), 2.52%, due 11/3/2023	$ 988,958(c)
3,052,000	(SOFR + 0.93%), 2.62%, due 3/4/2025	3,050,661(c)
Capital One Financial Corp.
1,175,000	(3M USD LIBOR + 0.72%), 3.53%, due 1/30/2023	1,172,674(c)
1,175,000	(SOFR + 1.35%), 3.64%, due 5/9/2025	1,159,434(c)
6,371,727
Electric 7.7%
1,855,000	Duke Energy Corp., (SOFR + 0.25%), 2.05%, due 6/10/2023	1,846,360(c)
2,745,000	Florida Power & Light Co., (SOFR + 0.25%), 2.54%, due 5/10/2023	2,737,220(c)
National Rural Utilities Cooperative Finance Corp.
1,040,000	Ser. D, (SOFR + 0.40%), 2.69%, due 8/7/2023	1,039,150(c)
2,220,000	Ser. D, (SOFR + 0.33%), 2.51%, due 10/18/2024	2,196,532(c)
4,500,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 2.69%, due 11/3/2023	4,461,435(c)
3,767,000	PPL Electric Utilities Corp., (SOFR + 0.33%), 2.32%, due 6/24/2024	3,723,154(c)
2,507,000	Southern California Edison Co., (SOFR + 0.47%), 2.77%, due 12/2/2022	2,504,513(c)
18,508,364
Entertainment 0.8%
2,010,000	Magallanes, Inc., (SOFR + 1.78%), 3.66%, due 3/15/2024	2,009,289(b)(c)
Gas 0.7%
565,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 2.07%, due 3/9/2023	564,785(c)
601,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 3.60%, due 3/2/2023	600,024(c)
585,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 2.09%, due 9/14/2023	582,102(c)
1,746,911
Healthcare - Products 2.6%
2,500,000	Baxter Int'l, Inc., (SOFR + 0.26%), 2.56%, due 12/1/2023	2,481,916(c)
Thermo Fisher Scientific, Inc.
1,995,000	(SOFR + 0.35%), 2.53%, due 4/18/2023	1,993,859(c)
1,755,000	(SOFR + 0.39%), 2.57%, due 10/18/2023	1,747,671(c)
6,223,446
Healthcare - Services 1.2%
2,845,000	Roche Holdings, Inc., (SOFR + 0.56%), 2.35%, due 3/10/2025	2,837,307(b)(c)
Insurance 0.6%
1,356,000	Protective Life Global Funding, (SOFR + 0.98%), 2.99%, due 3/28/2025	1,350,237(b)(c)
Machinery - Construction & Mining 2.0%
Caterpillar Financial Services Corp.
605,000	(SOFR + 0.15%), 2.45%, due 11/17/2022	604,752(c)
4,344,000	(SOFR + 0.27%), 2.09%, due 9/13/2024	4,304,279(c)
4,909,031
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^  (cont’d)
Principal Amount		Value

Machinery - Diversified 1.8%
John Deere Capital Corp.
$ 955,000	(3M USD LIBOR + 0.55%), 2.18%, due 6/7/2023	$ 956,771(c)
2,323,000	(SOFR + 0.12%), 2.19%, due 7/10/2023	2,316,969(c)
605,000	(SOFR + 0.20%), 2.27%, due 10/11/2024	599,331(c)
398,000	(SOFR + 0.56%), 2.22%, due 3/7/2025	394,788(c)
4,267,859
Media 1.3%
2,504,000	Comcast Cable Communications Holdings, Inc., 9.46%, due 11/15/2022	2,533,318
645,000	Comcast Corp., (3M USD LIBOR + 0.63%), 3.14%, due 4/15/2024	645,137(c)
3,178,455
Miscellaneous Manufacturer 2.0%
General Electric Co.
3,440,000	(3M USD LIBOR + 1.00%), 2.83%, due 3/15/2023	3,438,890(c)
580,000	(3M USD LIBOR + 1.00%), 3.51%, due 4/15/2023	578,459(c)
730,000	Siemens Financieringsmaatschappij NV, (SOFR + 0.43%), 2.24%, due 3/11/2024	729,753(b)(c)
4,747,102
Pharmaceuticals 1.9%
4,659,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 3.63%, due 11/21/2022	4,662,821(c)
Pipelines 1.2%
3,040,000	Enbridge, Inc., (SOFR + 0.63%), 2.92%, due 2/16/2024	3,015,672(c)
Real Estate Investment Trusts 1.7%
4,090,000	Simon Property Group L.P., (SOFR + 0.43%), 2.55%, due 1/11/2024	4,052,299(c)
Retail 1.0%
2,505,000	Starbucks Corp., (SOFR + 0.42%), 2.71%, due 2/14/2024	2,491,370(c)
Semiconductors 1.0%
2,462,000	Analog Devices, Inc., (SOFR + 0.25%), 2.30%, due 10/1/2024	2,427,396(c)
Telecommunications 3.2%
AT&T, Inc.
455,000	(3M USD LIBOR + 0.89%), 3.80% NBIA, due 2/15/2023	455,329(c)
4,759,000	(SOFR + 0.64%), 2.64%, due 3/25/2024	4,729,037(c)
2,605,000	Verizon Communications, Inc., (SOFR + 0.50%), 2.45%, due 3/22/2024	2,585,377(c)
7,769,743
Total Corporate Bonds (Cost $136,169,183)		135,488,236
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 13.9%
Investment Companies 13.9%
33,637,212	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(e) (Cost $33,637,212)	$33,637,212
Total Investments 91.1% (Cost $220,810,253)		219,614,311
Other Assets Less Liabilities 8.9%		21,370,755(f)
Net Assets 100.0%		$240,985,066

(a)	Rate shown was the discount rate at the date of purchase.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2022, these securities amounted to $22,416,474, which represents 9.3% of net assets of the Fund.

(c)	Variable or floating rate security. The interest rate shown was the current rate as of August 31, 2022 and changes periodically.
(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Represents 7-day effective yield as of August 31, 2022.
(f)	Includes the impact of the Fund’s open positions in derivatives at August 31, 2022.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At August 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
9/2022	63	Nickel	$8,065,386	$(4,692,408)
10/2022	61	Lead	2,979,469	(217,252)
10/2022	33	Nickel	4,230,666	(1,161,179)
10/2022	65	Platinum	2,687,750	(415,616)
10/2022	129	Primary Aluminum	7,633,575	(1,533,003)
10/2022	134	Zinc	11,730,025	(394,443)
11/2022	62	Lead	3,024,825	(250,599)
11/2022	126	New York Harbor ULSD	19,098,828	2,467,111
11/2022	41	Nickel	5,264,892	(901,538)
11/2022	122	Primary Aluminum	7,196,475	(459,385)
11/2022	107	Soybean	7,610,375	(555,235)
11/2022	155	Zinc	13,455,937	(242,305)
12/2022	94	Cocoa	2,268,220	61,206
12/2022	38	Coffee 'C'	3,352,313	30,260
12/2022	176	Copper	15,481,400	(3,542,991)
12/2022	587	Corn	19,679,175	2,681,993
12/2022	123	Cotton No. 2	6,962,415	(53,250)
12/2022	200	Gold 100 Oz.	34,524,000	(1,206,684)
12/2022	135	Hard Red Winter Wheat	6,159,375	(1,352,455)
12/2022	57	Lead	2,778,750	(46,104)
12/2022	77	Natural Gas	7,181,020	1,105,718
12/2022	45	Nickel	5,787,990	(150,445)
12/2022	7	Palladium	1,455,230	(127,376)
12/2022	131	Primary Aluminum	7,735,550	(126,908)
12/2022	182	RBOB Gasoline	18,024,552	(895,356)
12/2022	78	Silver	6,973,980	(1,125,545)
12/2022	278	Soybean Meal	11,539,780	415,029
12/2022	153	Soybean Oil	6,194,664	(571,715)
12/2022	106	Wheat	4,406,950	(1,177,315)
12/2022	169	Zinc	14,542,450	1,771,393
1/2023	182	Brent Crude Oil	16,913,260	121,049
1/2023	25	Cattle Feeder	2,314,063	(55,250)
1/2023	134	Low Sulphur Gasoil	13,199,000	1,050,027
1/2023	165	WTI Crude Oil	14,440,800	90,086
2/2023	172	Lean Hogs	6,040,640	(279,605)
2/2023	51	Live Cattle	3,127,830	(35,835)
3/2023	206	Sugar 11	4,099,894	(57,226)
Total Long Positions			$328,161,504	$(11,833,151)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^  (cont’d)
Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
9/2022	63	Nickel	$(8,065,386)	$3,346,141
10/2022	61	Lead	(2,979,469)	251,699
10/2022	33	Nickel	(4,230,666)	835,535
10/2022	129	Primary Aluminum	(7,633,575)	575,535
10/2022	134	Zinc	(11,730,025)	269,445
11/2022	62	Lead	(3,024,825)	14,726
11/2022	41	Nickel	(5,264,892)	118,370
11/2022	122	Primary Aluminum	(7,196,475)	74,725
11/2022	155	Zinc	(13,455,938)	(1,827,062)
12/2022	16	Lead	(780,000)	58,324
12/2022	6	Nickel	(771,732)	18,133
12/2022	20	Primary Aluminum	(1,181,000)	26,075
12/2022	15	Zinc	(1,290,750)	(135,884)
Total Short Positions			$(67,604,733)	$3,625,762
Total Futures				$(8,207,389)
At August 31, 2022, the Fund had $29,252,332 deposited in a segregated account to cover margin requirements on open futures.
For the period ended August 31, 2022, the average notional value for the months where the Fund had futures outstanding was $294,088,142 for long positions and $(60,485,602) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$2,993,561	$—	$2,993,561
Asset-Backed Securities	—	47,495,302	—	47,495,302
Corporate Bonds#	—	135,488,236	—	135,488,236
Short-Term Investments	—	33,637,212	—	33,637,212
Total Investments	$—	$219,614,311	$—	$219,614,311

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see Note A of the  Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of August 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$15,382,580	$—	$—	$15,382,580
Liabilities	(23,589,969)	—	—	(23,589,969)
Total	$(8,207,389)	$—	$—	$(8,207,389)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
Neuberger Berman Alternative Funds
Commodity Strategy Fund**
August 31, 2022
Assets
Investments in securities, at value* (Note A)— see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$219,614,311
Cash collateral segregated for futures contracts (Note A)	29,252,332
Interest receivable	651,480
Receivable from Management—net (Note B)	83,924
Receivable for Fund shares sold	75,202
Prepaid expenses and other assets	49,590
Total Assets	249,726,839
Liabilities
Payable to investment manager (Note B)	118,087
Payable for Fund shares redeemed	236,985
Payable for accumulated variation margin on futures contracts (Note A)	8,207,389
Payable to trustees	7,976
Other accrued expenses and payables	171,336
Total Liabilities	8,741,773
Net Assets	$240,985,066
Net Assets consist of:
Paid-in capital	$321,264,023
Total distributable earnings/(losses)	(80,278,957)
Net Assets	$240,985,066
Net Assets
Institutional Class	$209,469,125
Class A	31,215,166
Class C	300,775
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,084,443(b)
Class A	5,494,715
Class C	53,314
Net Asset Value, offering and redemption price per share
Institutional Class	$25.91(b)
Net Asset Value and redemption price per share
Class A	$5.68
Offering Price per share
Class A‡	$6.03
Net Asset Value and offering price per share
Class C^	$5.64
*Cost of Investments:
(a) Unaffiliated issuers	$220,810,253

(b)	Updated to reflect the effect of a reverse stock split that occurred after the close of business on October 14, 2022. See Note J of the Notes to Consolidated Financial Statements.
**	The Fund has changed its fiscal year end from October 31 to August 31. See Note G of the Notes to Consolidated Financial Statements.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Consolidated Financial Statements

Consolidated Statements of Operations
Neuberger Berman Alternative Funds
	Commodity Strategy Fund	Commodity Strategy Fund
	For the Period From November 1, 2021 to August 31, 2022**	For the Fiscal Year Ended October 31, 2021
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,703,216	$544,460
Expenses:
Investment management fees (Note B)	898,810	721,725
Administration fees (Note B):
Institutional Class	231,024	181,132
Class A	66,643	61,274
Class C	360	61
Distribution fees (Note B):
Class A	64,080	58,917
Class C	1,386	234
Shareholder servicing agent fees:
Institutional Class	2,770	1,347
Class A	5,642	5,194
Class C	144	194
Audit fees	69,384	73,496
Subsidiary Administration Fees	41,667	50,001
Custodian and accounting fees	92,231	97,734
Insurance	3,355	4,207
Legal fees	136,479	123,061
Registration and filing fees	48,702	59,200
Shareholder reports	40,756	11,852
Trustees' fees and expenses	38,140	43,394
Interest	383	6,569
Miscellaneous and other fees (Note A)	14,412	14,437
Total expenses	1,756,368	1,514,029
Expenses reimbursed by Management (Note B)	(344,424)	(363,816)
Total net expenses	1,411,944	1,150,213
Net investment income/(loss)	$291,272	$(605,753)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(38,036)	73,986
Expiration or closing of futures contracts	34,289,508	56,462,005
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(1,299,180)	(113,507)
Futures contracts	(13,254,576)	2,437,048
Net gain/(loss) on investments	19,697,716	58,859,532
Net increase/(decrease) in net assets resulting from operations	$19,988,988	$58,253,779

**	The Fund has changed its fiscal year end from October 31 to August 31. See Note G of the Notes to Consolidated Financial Statements.
See Notes to Consolidated Financial Statements

Consolidated Statements of Changes in Net Assets
Neuberger Berman Alternative Funds
	Commodity Strategy Fund
	Period Ended From	Year Ended	Year Ended
	November 1, 2021 to August 31, 2022**	October 31, 2021	October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$291,272	$(605,753)	$940,335
Net realized gain/(loss) on investments	34,251,472	56,535,991	(28,653,917)
Change in net unrealized appreciation/(depreciation) of investments	(14,553,756)	2,323,541	1,061,851
Net increase/(decrease) in net assets resulting from operations	19,988,988	58,253,779	(26,651,731)
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(46,096,951)	(575,526)	(2,329,766)
Class A	(9,160,442)	(66,009)	(263,335)
Class C	(13,555)	—(a)	(146)
Total distributions to shareholders	(55,270,948)	(641,535)	(2,593,247)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	135,750,562	44,013,444	46,842,515
Class A	12,529,181	6,431,839	8,442,516
Class C	330,177	35,000(a)	8,250
Proceeds from reinvestment of dividends and distributions:
Institutional Class	45,825,965	569,330	2,310,028
Class A	9,129,267	66,000	261,469
Class C	9,547	—(a)	146
Payments for shares redeemed:
Institutional Class	(89,597,836)	(34,656,618)	(79,271,860)
Class A	(11,773,110)	(7,764,625)	(9,336,309)
Class C	(45,016)	(8,422)(a)	(19,204)
Net increase/(decrease) from Fund share transactions	102,158,737	8,685,948	(30,762,449)
Net Increase/(Decrease) in Net Assets	66,876,777	66,298,192	(60,007,427)
Net Assets:
Beginning of period	174,108,289	107,810,097	167,817,524
End of period	$240,985,066	$174,108,289	$107,810,097

**	The Fund has changed its fiscal year end from October 31 to August 31. See Note G of the Notes to Consolidated Financial Statements.
(a)
Neuberger Berman Commodity Strategy Fund Class C shares were fully redeemed on February 2, 2021. Operations recommenced on
March 24, 2021. The data includes transactions for the full period ended October 31, 2021.

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements Commodity Strategy Fund
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Commodity Strategy Fund ("the Fund") is a separate operating series of the Trust. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (the Fund became diversified in August 2015). The Fund offers Institutional Class shares, Class A shares and Class C shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
The Fund invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the CS Subsidiary with the intent that the Fund will remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.
As of August 31, 2022, the value of the Fund’s investment in the CS Subsidiary was as follows:
Investment in CS Subsidiary	Percentage of Net Assets
$45,685,747	19.0%
2
Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the CS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments

•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs).
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The compliance date for Rule 2a-5 was September 8, 2022 (the "Compliance Date"). Effective as of the Compliance Date, the Board approved changes to the Fund's valuation policy to comply with Rule 2a-5 and designated Management as the Fund's valuation designee (as defined in the rule). The valuation designee will be responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.
4
Foreign currency translations: The accounting records of the Fund and the CS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.
6
Income tax information:The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2022, the Fund did not have any unrecognized tax positions.
The CS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the CS Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.
For federal income tax purposes, the estimated cost in value of investments held at August 31, 2022 was $314,687,677. The estimated gross unrealized appreciation was $15,452,157 and estimated gross unrealized depreciation was $118,732,912 resulting in net unrealized depreciation in value of investments of $103,280,755 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the period ended August 31, 2022, the Fund recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income and gain (loss), prior year true up adjustments, and deemed distribution on shareholder redemptions. For the period ended August 31, 2022, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$36,404,219	$(36,404,219)
The tax character of distributions paid during the period ended August 31, 2022(a), and during the years ended October 31, 2021, and October 31, 2020, was as follows:
Distributions Paid From:
Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020
$55,270,948	$641,535	$2,593,247	$—	$—	$—	$—	$—	$—	$55,270,948	$641,535	$2,593,247
(a)
Period from November 1, 2021 to August 31, 2022.
As of August 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$25,607,556	$—	$(103,280,755)	$(2,605,497)	$(261)	$(80,278,957)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, amortization of organizational expenses, amortization of bond premium and wholly owned subsidiary inclusions.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Commodity Strategy	127,718	2,477,779
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.
Subsequent to August 31, 2022, the Fund made a distribution on September 28, 2022 to shareholders of record on September 26, 2022 in the amounts of $0.63 per share for Class A, $0.59 per share for Class C and $0.65 per share for Institutional Class. Please see Note J of the Notes to Consolidated Financial Statements for additional information.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
The Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
12
Derivative instruments: The Fund’s use of derivatives during the period ended August 31, 2022, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives at August 31, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
The SEC adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the period ended August 31, 2022, the Fund used commodity futures contracts including bitcoin futures contracts (through investments in the CS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or CS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or CS Subsidiary as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, the Fund or CS Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or CS Subsidiary because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or CS Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction. The Fund or CS Subsidiary may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission.
For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or CS Subsidiary may cause the Fund or CS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or CS Subsidiary. Also, the Fund’s or CS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund’s or CS Subsidiary's taxable income.
At August 31, 2022, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Commodity Strategy
Futures
Commodity risk	Receivable/Payable for accumulated variation margin on futures contracts	$15,382,580	Receivable/Payable for accumulated variation margin on futures contracts	$(23,589,969)
The impact of the use of these derivative instruments on the Consolidated Statements of Operations during the period ended August 31, 2022, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Commodity Strategy
Futures
Commodity risk	$34,289,508	(13,254,576)

(a)	Realized gains/(losses) on derivatives are located in the Consolidated Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts

(b)	Change in unrealized appreciation/(depreciation) is located in the Consolidated Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
13
Securities lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Consolidated Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of August 31, 2022, the Fund did not participate in securities lending.
14
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
15
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which the Fund was required to comply with on January 19, 2022, or any other applicable exemptive relief. Prior to the compliance date of Rule 12d1-4, the Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the compliance date of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC's prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.
16
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund and CS Subsidiary pays NBIA an investment management fee as a percentage of average daily net assets(a) according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Commodity Strategy and CS Subsidiary:
0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
(a) Less the NAV of the CS Subsidiary for Commodity Strategy.
Accordingly, for the period ended August 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Fund's average daily net assets(a), as follows:

Effective Rate
Commodity Strategy	0.50%
CS Subsidiary	0.50%
(a) Less the NAV of the CS Subsidiary for Commodity Strategy.
The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; and 0.15% for Institutional Class, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the CS Subsidiary. For the period ended August 31, 2022, the expenses of the CS Subsidiary amounted to $245,121.

At August 31, 2022, contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2020(a)	2021(a)	2022(b)
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(c)	Expiration	2023	2024	2025
Commodity Strategy Institutional Class	0.73%	10/31/25	$291,571	$300,249	$290,598
Commodity Strategy Class A	1.09%	10/31/25	52,155	63,318	53,415
Commodity Strategy Class C	1.84%	10/31/25	—	237(d)	411

(a)	Year ended October 31.
(b)	Period from November 1, 2021 to August 31, 2022.
(c)	Expense limitation per annum of the respective class’s average daily net assets.
(d)	Period from March 24, 2021 (Recommencement of Operations) to October 31, 2021.
The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the period ended August 31, 2022, there was no repayment to NBIA under these agreements.
The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended August 31, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Commodity Strategy Class A	$1,002	$—	$—	$—
Commodity Strategy Class C	—	437	—	—
Note C — Securities Transactions:
During the period ended August 31, 2022, there were purchase and sale transactions of long-term securities (excluding futures) as follows:
Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$—	$142,440,007	$—	$76,837,958
During the period ended August 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the period ended August 31, 2022, and for the years ended October 31, 2021 and October 31, 2020, was as follows:
	For the Year Ended August 31, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy
Institutional Class(a)	5,117,728	2,084,342	(3,382,268)	3,819,802	1,470,242	22,415	(1,197,351)	295,306
Class A	2,169,512	1,890,117	(2,057,845)	2,001,784	956,126	11,703	(1,163,240)	(195,411)
Class C(b)	53,545	1,981	(7,615)	47,911	5,403	—	(1,445)	3,958

	For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy
Institutional Class(a)	2,161,179	87,002	(3,739,742)	(1,491,561)
Class A	1,755,272	44,317	(1,932,134)	(132,545)

	For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class C(b)	1,446	25	(4,359)	(2,888)

(a)
After the close of business on October 14, 2022, the Fund's Institutional Class underwent a reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note J of the Notes to Consolidated Financial Statements.

(b)	Commodity Strategy Class C shares were fully redeemed on February 2, 2021. Operations recommenced on March 24, 2021. The data includes share transactions for the full period ended October 31, 2021.
Note E—Line of Credit:
At August 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily SOFR rate plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2022. During the period ended August 31, 2022, the Fund did not utilize the Credit Facility.
Note F—Investments in Affiliates(a):
Affiliated Person(s) Percentage Ownership of Outstanding Shares
Commodity Strategy	1.82%

(a)	Affiliated persons, as defined in the 1940 Act.
Note G — Change in Fiscal Year End:
On June 23, 2022, the Board approved a change in fiscal year end from October 31 to August 31. This change was effective beginning with this fiscal period, November 1, 2021.
Note H—Recent Accounting Pronouncements:
In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of Accounting Standards Update No. 2020-04 ("ASU 2020-04"), which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s consolidated financial statements.
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note I—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Note J—Subsequent Events:
On June 23, 2022, the Board approved the conversion of the Fund to a newly organized series of the Neuberger Berman ETF Trust (the "Commodity Strategy ETF"). The conversion occurred on October 21, 2022, and was effected through the reorganization of the Fund into the Commodity Strategy ETF (the "Conversion") and conducted pursuant to an Agreement and Plan of Reorganization.
The Conversion was structured to be a tax-free reorganization under the U.S. Internal Revenue Code. After the Conversion, shareholders of the Fund hold shares of the Commodity Strategy ETF instead of the Fund. The Commodity Strategy ETF has the same investment objective, investment strategy, investment restrictions and portfolio managers as the Fund.

Existing shareholders of the Fund received an information statement/prospectus describing in detail both the Conversion and the Commodity Strategy ETF, and summarizing the Board’s considerations in approving the Conversion.
As described in the information statement/prospectus, the Conversion involved several important steps. First, after the close of business on October 7, 2022, each class of shares of the Fund was consolidated into the institutional class (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Fund shareholders owned institutional class shares. Second, after the close of business on October 14, 2022, the Fund conducted a reverse stock split pursuant to a stock split of 1:0.2256 (old to new) was merged (referred to as reverse split) into one institutional class share. Third, on October 21, 2022, any fractional shares of the Fund held by shareholders were redeemed. The Fund distributed such redemption proceeds to those shareholders.
Finally, all whole Fund shares were converted into shares of the Commodity Strategy ETF in connection with the Conversion, which closed after the end of trading on Friday, October 21, 2022. The Commodity Strategy ETF opened for trading on NYSE Arca, Inc. on October 24, 2022. In connection with the Conversion, shareholders of the Fund received shares of the Commodity Strategy ETF equal in value to the number of shares of the Fund they owned, including a cash payment in lieu of fractional shares of the Fund.
Additionally, prior to the Conversion, the Fund made a distribution of net investment income and net realized capital and foreign currency gains, which would normally be made in December. The distribution was paid on September 28, 2022 to shareholders of record as of September 26, 2022.
The shares outstanding, NAV per share and other per share information for institutional class have been updated in the accompanying consolidated financial statements and consolidated financial highlights to reflect the effect of the stock split.

Consolidated Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Commodity Strategy Fund
Institutional Class
Period from 11/1/2021[d,e]to 8/31/2022	$34.57	$ 0.04	$ 2.65	$2.69	$(11.35)	$—	$(11.35)
10/31/2021	$22.52	$(0.09)	$12.27	$12.18	$(0.13)	$—	$(0.13)
10/31/2020	$26.60	$0.18	$(3.82)	$(3.64)	$(0.44)	$—	$(0.44)
10/31/2019	$27.44	$0.53	$(0.71)	$(0.18)	$(0.66)	$(0.00)	$(0.66)
10/31/2018	$28.19	$0.35	$(0.04)	$0.31	$(1.06)	$—	$(1.06)
10/31/2017	$26.55	$0.09	$1.55	$1.64	$—	$—	$—

Class A
Period from 11/1/2021[d] to 8/31/2022	$7.64	$(0.01)	$0.58	$0.57	$(2.53)	$—	$(2.53)
10/31/2021	$4.99	$(0.05)	$2.72	$2.67	$(0.02)	$—	$(0.02)
10/31/2020	$5.89	$0.02	$(0.85)	$(0.83)	$(0.07)	$—	$(0.07)
10/31/2019	$6.07	$0.09	$(0.14)	$(0.05)	$(0.13)	$(0.00)	$(0.13)
10/31/2018	$6.24	$0.06	$(0.01)	$0.05	$(0.22)	$—	$(0.22)
10/31/2017	$5.90	$—	$0.34	$0.34	$—	$—	$—

Class C
Period from 11/1/2021[d] to 8/31/2022	$7.62	$(0.03)	$0.56	$0.53	$(2.51)	$—	$(2.51)
Period from 3/24/2021[j] to 10/31/2021	$6.26	$(0.07)	$1.43	$1.36	$—	$—	$—
10/31/2020	$5.66	$(0.01)	$(0.84)	$(0.85)	$(0.03)	$—	$(0.03)
10/31/2019	$5.83	$0.05	$(0.14)	$(0.09)	$(0.08)	$(0.00)	$(0.08)
10/31/2018	$5.95	$0.01	$—	$0.01	$(0.13)	$—	$(0.13)
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—

See Notes to Consolidated Financial Highlights

Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$25.91	13.67%[f]	$209.5	0.92%[g]	0.73%[g]	0.22%[g]	57%[f]
$34.57	54.44% [h]	$147.4	0.99%	0.74%	(0.36) %	56%
$22.52	(13.98)%	$89.4	0.99%	0.74%	0.74%	109%
$26.60	(0.41)%	$145.3	0.96%	0.74%	1.99%	88%
$27.44	1.19%	$100.3	0.98%	0.74%	1.31%	107%
$28.19	6.18%	$83.1	1.18%	0.85%	0.36%	105%

$5.68	13.35%[f]	$31.2	1.30%[g]	1.09%[g]	(0.19)%[g]	57%[f]
$7.64	53.60% [h]	$26.7	1.37%	1.10%	(0.72) %	56%
$4.99	(14.29)%	$18.4	1.36%	1.10%	0.34%	109%
$5.89	(0.64)%	$22.5	1.37%	1.09%	1.65%	88%
$6.07	0.81%	$47.9	1.35%	1.10%	0.95%	107%
$6.24	5.76%	$42.4	1.56%	1.21%	(0.02)%	105%

$5.64	12.54%[f]	$0.3	2.14%[g]	1.84% [g]	(0.58)%[g]	57%[f]
$7.62	21.73%[f],h	$0.0	2.97%[g]	1.86%[g]	(1.55)%[g]	56%[i]
$4.78	(15.05)%	$0.0	2.31%	1.86%	(0.23)%	109%
$5.66	(1.51)%	$0.0	2.32%	1.84%	0.88%	88%
$5.83	0.15%	$0.0	2.34%	1.85%	0.19%	107%
$5.95	4.20%	$0.0	3.20%	2.03%	(0.92)%	105%

Notes to Consolidated Financial Highlights Alternative and Multi-Asset Class Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d
The Fund has changed its fiscal year end from October 31 to August 31. This period represents the ten-month period from November 1, 2021 to August 31, 2022. See Note G of the Notes to Consolidated
Financial Statements for more information.

e
After the close of business on October 14, 2022, the Fund's Institutional Class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note J of the
Notes to Consolidated Financial Statements.

f	Not annualized.
g	Annualized.
h	The class action proceeds received in 2021 had no impact on the Fund's total returns for the year ended October 31, 2021.
i	Portfolio turnover is calculated at the Fund level. Percentage indicated was for the year ended October 31, 2021.
j
Commodity Strategy Class C shares were fully redeemed on February 2, 2021. Operations recommenced on
March 24, 2021. The Consolidated Financial highlights presented are only for the period after commencement of operations.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Commodity Strategy Fund and the Board of Trustees of Neuberger Berman Alternative Funds
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Commodity Strategy Fund (the "Fund") (one of the series constituting the Neuberger Berman Alternatives Funds) (the "Trust"), including the consolidated schedule of investments, as of  August 31, 2022, and the related consolidated statements of operations for the period from November 1, 2021 to August 31, 2022 and the year ended October 31, 2021, the consolidated statements of changes in net assets for the period from November 1, 2021 to August 31, 2022 and each of the two years in the period ended October 31, 2021, the consolidated financial highlights for the period from November 1, 2021 to August 31, 2022 and each of the five years in the period ended October 31, 2021 and the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Neuberger Berman Alternative Funds) at August 31, 2022, the consolidated results of its operations for the period from November 1, 2021 to August 31, 2022 and the year ended October 31, 2021, the consolidated changes in net assets for the period from November 1, 2021 to August 31, 2022 and each of the two years in the period ended October 31, 2021 and its consolidated financial highlights for the period from November 1, 2021 to August 31, 2022 and each of the five years in the period ended October 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
October 27, 2022

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Shareholder Servicing Agent
DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264
For Class A and Class C Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
Jewish Theological Seminary,
since 2015; formerly,
Director, Legility, Inc.
(privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha Clarke Goss (1949)	Trustee since 2007
President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), from 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), from 1987 to
1996, 2003 to 2019; ;
Trustee Emerita, Brown
University, since 1998;
Director, Museum of
American Finance
(not-for-profit), since 2013;
formerly, Non-Executive
Chair and Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director of Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director Dexter Corp.,
Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies, 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee in Fund Complex from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
Formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000-2002; formerly,
Director, BMC Software
Federal, LLC, 2014-2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
(“LBHI”) Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
(“LBI”), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC
(2009-2014), Secretary, PNC Funds and PNC Advantage Funds
(2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel— Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel
(2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 —
2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999;
Vice President, NBIA, since 2008; formerly, Assistant Vice President,
Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant
Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Fund has established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Fund's liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Fund's liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Fund's liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund's investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia's invasion of Ukraine) and the emergence of new COVID variants. The Program Administrator also utilizes information about the Fund's investment strategy, the characteristics of the Fund's shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2021 through March 31, 2022. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether the Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 for Neuberger Berman Alternative Funds (the "Trust").  Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of each series of the Trust, including Commodity Strategy.
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Alternative Funds
Number of Shares

	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	327,577,100	—	1,014,069
Marc Gary	327,610,552	—	980,617
Deborah C. McLean	328,139,995	—	451,173
James G. Stavridis	325,982,569	—	2,608,599
Proposal 2 – To approve the amendment of certain fundamental investment policies of the Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Commodity Strategy:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	14,260,736	122,281	158,028
B	14,258,084	135,218	147,743
C	14,274,442	110,336	156,267
D	14,219,772	163,683	157,589
E	14,265,943	122,062	153,040
F	14,229,502	149,398	162,145
G	14,214,245	172,424	154,376

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

X0210 10/22

(b) Not applicable to the Fund.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds, on behalf of Neuberger Berman Commodity Strategy Fund, (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”), serves as independent registered public accounting firm to . the Fund, which commenced operations on August 27, 2012.  Effective June 23, 2022, the Fund changed its fiscal year end from October 31 to August 31.  The fiscal period ended 2022 consists of the period from November 1, 2021 to August 31, 2022.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services rendered to the Fund that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $67,046 and $81,050 for the fiscal year or period ended 2021 and 2022, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Fund for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal year or period ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal year or period ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Fund were $0 and $0 for the fiscal year or period ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal year or period ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Fund for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $19,750 and $20,640 for the fiscal year or period ended 2021 and 2022, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal year or period ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Fund were $0 and $0 for the fiscal year or period ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal year or period ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees

The aggregate fees billed to the Fund for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal year or period ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal year or period ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Fund were $0 and $0 for the fiscal year or period ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal year or period ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Fund were $19,750 and $20,640 for the fiscal year or period ended 2021 and 2022, respectively.
Non-audit fees billed by E&Y for services rendered to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $0 and $0 for the fiscal year or period ended 2021 and 2022, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining E&Y’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for the Fund is disclosed in the annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:  /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Joseph V. Amato
Joseph V.  Amato
Chief Executive Officer and President

Date: November 4, 2022

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: November 4, 2022